INTERCOMPANY SUBORDINATION AGREEMENT

     This Subordination Agreement (this "Agreement") is made as of the ____ day of April, 1997, by the following persons:

     XCL Ltd., a Delaware corporation (herein sometimes called "Parent"),

     XCL-Texas, Inc., a Texas corporation,

     XCL-Land, Ltd., a Delaware corporation,

     The Exploration Company of Louisiana, Inc., a Louisiana corporation,

     XCL Acquisitions, Inc., a Delaware corporation,

     XCL-China Coal Methane, Ltd., a British Virgin Islands corporation,

     XCL-China LubeOil, Ltd., a British Virgin Islands corporation, and

     XCL-China, Ltd., a British Virgins Islands corporation (herein sometimes called "Borrower"),


all of whom, other than Borrower, are herein collectively called the "Related Persons".


                                   RECITALS:

     1. Borrower, Parent, and certain lenders (herein collectively called "Lenders") have entered into Subscription Agreements of even date herewith (the "Subscription Agreement"), pursuant to which Borrower has borrowed funds from Lenders which debt is represented by one or more unsecured note or unsecured notes (the "Note" or "Notes").

     2. It is a condition precedent to Lenders' obligations to advance funds pursuant to the Subscription Agreement that the Related Persons shall subordinate all obligations owed to them by Borrower to all obligations owed by Borrower to Senior Creditors (as defined below);

     3. The board of directors of each Related Person has determined that the execution, delivery and performance of this Agreement may reasonably be expected to benefit such Related Person, directly or indirectly, and is in the best interests of each Related Person.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Definitions. Reference is hereby made to the Subscription Agreement for the meaning of certain terms which are defined therein and which, although not defined herein, are used herein with the same meanings. As used herein, the terms "Agreement" and "Subscription Agreement" shall have the meanings indicated above, and the following terms shall have the following meanings:

     "Insolvency Proceeding" means, with respect to any Person, any voluntary or involuntary liquidation, dissolution, sale of all or substantially all assets, marshalling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement or composition of such person or entity (whether or not pursuant to bankruptcy, insolvency or other similar laws) and any other proceeding under laws for the protection of debtors involving such person or entity or any of its assets.

     "Lenders" means the persons purchasing Notes under the Subscription Agreement.

"Obligations" means, with respect to any creditor, all debts, liabilities and obligations (of any character whatsoever) of Borrower (whether as principal, surety, endorser, guarantor, accommodation party or otherwise) owed to such creditor now existing or hereafter incurred or arising, whether principal, interest, fees or expenses, direct, contingent, primary, secondary, joint and several, joint or several, or otherwise, and irrespective of the manner in which, or the person or persons in whose favor, such debts, liabilities, or other obligations may at their inception have been, or may hereafter be, created, or the manner in which such creditor may have acquired rights with respect thereto.

     "Senior Creditors" means each Lender.

     "Senior Obligations" means all Obligations of Borrower owed to any Senior Creditor, including all Obligations arising under the Subscription Agreement and the Notes.

     "Subordinated Obligations" means all Obligations of Borrower to any Related Person, including all Obligations arising out of any cash management activities.

     "Super Majority Lenders" means Lenders holding at least 66 2/3% of the principal amount of the Notes then outstanding.

     "Termination Date" means the 91st day following the earliest date after the date hereof on which all Senior Obligations have been paid in cash and satisfied in full; provided, however, that this Agreement shall continue to be effective or be reinstated, as though such payment had not been made, if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any Senior Creditor in connection with an Insolvency Proceeding involving Borrower.

Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including references to promissory notes, loan agreements, guaranties and security documents) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to authorize any party hereto to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

Section 2. Subordination of Obligations. Each Related Person expressly and in all respects subordinates and makes junior and inferior (i) the Subordinated Obligations owed to it and the payment and enforcement of such Subordinated Obligations owed to it, to (ii) the Senior Obligations and the payment and enforcement of the Senior Obligations (including post petition interest whether or not such interest is an allowed claim enforceable in any Insolvency Proceeding under applicable law). Prior to the Termination Date, no Related Person to whom Subordinated Obligations are owed shall accept, receive or collect (by set-off or other manner) any payment or distribution on account of, or ask for, demand or accelerate, directly or indirectly, any Subordinated Obligation, and Borrower shall not make any such payment.

     Section 3. Assets Wrongly Received. If any Related Person receives any payment or distribution of any kind (whether in cash, securities or other property) in contravention of this Agreement, it shall hold such payment or distribution in trust for Senior Creditors, shall segregate the same from other cash or assets it holds and shall immediately deliver the same to the Senior Creditors in the form received by such Related Person (together with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Senior Obligations.

     Section 4. Specific Performance. Super Majority Lenders may demand specific performance of this Agreement at any time when Borrower or any Related Person shall have failed to comply with any of the provisions of this Agreement applicable to it. Each Related Person and Borrower hereby irrevocably waives any defense based upon the adequacy of a remedy at law which might beasserted as a bar to such remedy of specific performance and waives any requirement of the posting of any bond which might otherwise be required before such remedy of specific performance is granted.

     Section 5. No Acceleration or Institution of Collection Proceedings. Prior to the Termination Date, no Related Person shall accelerate or collect or attempt to collect any part of the Subordinated Obligations, whether through the commencement or joinder of an action or proceeding (judicial or otherwise) or an Insolvency Proceeding, the enforcement of any rights against any property of Borrower, including any such enforcement by foreclosure, repossession or sequestration proceedings, or otherwise, except as permitted under subsections (a) and (b) of Section 2 hereof.

     Section 6.  Insolvency Proceedings, etc.

(a) Upon any distribution of all or any of the assets of Borrower, the dissolution, winding up, liquidation or reorganization of Borrower (whether in any bankruptcy, insolvency, arrangement, reorganization or receivership proceedings), or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of Borrower, any payment or distribution ofany kind (whether in cash, securities or other property) which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations shall be paid and delivered directly to Lenders for application (in the case of cash) to or as Collateral (in the case of non-cash property or securities) for the payment or prepayment (on a pro rata basis) of the Senior Obligations until the Senior Obligations (including post petition interest whether or not such interest is an allowed claim enforceable against Borrower in an Insolvency Proceeding under applicable law) shall have been paid in full.

     (b) Each Related Person hereby agrees that upon the occurrence of an Insolvency Proceeding it shall duly and promptly execute, deliver and file such instruments, as may be reasonably requested from time to time by Super Majority Lenders, to file appropriate proofs of claim in respect of the Subordinated Obligations in any such Insolvency Proceeding and to instruct any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making any payment or distribution in any such Insolvency Proceeding to make such payments which otherwise may be payable or deliverable in respect of the Subordinated Obligations to the extent provided for herein.

     (c) Each Related Person further agrees that Senior Creditors may file appropriate proofs of claim in respect of the Subordinated Obligations in any proceedings relating to an Insolvency Proceeding and may take such actions as may be necessary to prevent the waiver or release of a claim in respect of the Subordinated Obligations in any proceedings relating to an Insolvency Proceeding if such a waiver or release is not consented to by Senior Creditors.

     Section 7. Assignment of Subordinated Obligations. Prior to the Termination Date, no Related Person shall transfer, assign, pledge, encumber or otherwise dispose of any right, claim or interest in all or any part of the Subordinated Obligations to any person other than another Related Person or Lenders.

     Section 8. Obligations Hereunder Not Affected. No action or inaction of any Senior Creditor or any other person, and no change of law or circumstances, shall release or diminish the obligations, liabilities, agreements or duties hereunder of any Related Person, affect this Agreement in any way, or afford any person any recourse against any Senior Creditor. Without limiting the generality of the foregoing, none of the obligations, liabilities, agreements and duties of the Related Persons under this Agreement shall be released, diminished, impaired, reduced or affected by the occurrence of any of the following at any time or from time to time, even if occurring without notice to or without the consent of any or all Related Persons (any right of any of the Related Persons to be so notified or to require such consent being hereby waived):

(a) the release (by operation of law or otherwise) of Borrower or any Related Person from its duty to pay any of the Senior Obligations;

(b) any invalidity, deficiency, illegality or unenforceability of any of the Senior Obligations or the documents and instruments evidencing, governing or securing the Senior Obligations, in whole or in part, any bar by any statute of limitations or other law to recovery on any of the Senior Obligations, or any defense or excuse for failure to perform on account of force majeure, act of God, casualty, impracticability or other defense or excuse with respect to the Senior
     Obligations whatsoever;

(c) the taking or accepting by any Senior Creditor of any additional security for or subordination to any or all of the Senior Obligations;

(d) any release, discharge, surrender, exchange, subordination, non-perfection impairment, modification or stay of actions or lien enforcement proceedings against, or loss of any security at any time existing with respect to, the Senior Obligations;

(e) the modification or amendment of, or waiver of compliance with, any terms of the documents and instruments evidencing, governing or securing the Senior Obligations;

(f) the insolvency, bankruptcy or disability of Borrower or any Related Person or the filing or commencement of any Insolvency Proceeding involving Borrower or any Related Person or other proceeding with respect thereto;

(g) any increase or decrease in the amount of the Senior Obligations or in the time, manner or terms in accordance with which the Senior Obligations are to be paid, or any adjustment, indulgence, forbearance, waiver or compromise that might be granted or given with respect to the Senior Obligations;

(h) any neglect, delay, omission, failure or refusal of any Senior Creditor to take or prosecute any action for the collection of the Senior Obligations or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or part of the Senior Obligations;

(i) any release of the proceeds of collateral which may come into the possession of any Senior Creditor or its Affiliates;

(j) any judgment, order or decree by any court or governmental agency or authority that a payment or distribution by Borrower or any Related Person to any Senior Creditor upon the Senior Obligations is a preference under applicable bankruptcy or similar laws for the protection of creditors or is for any other reason required to be refunded by such Senior Creditor or paid by such Senior Creditor to any other Person;

(k) the release or discharge for any reason of any other party hereto from any of its obligations under this Agreement;

(l) any modification of, or waiver of compliance with, any terms of this Agreement with respect to any party hereto; or

(m) any neglect, delay, omission, failure or refusal of any Senior Creditor to take or prosecute any action against any party in connection with this Agreement.

     Section 9. Waiver. Borrower and each Related Person hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Obligations and this Agreement, and any requirement that Senior Creditors exhaust any other right or take any action against Borrower, any Related Person or any other Person or entity, or any collateral.

     Section 10. No Subrogation. No payment or distribution to any Senior Creditor pursuant to the provisions of this Agreement shall entitle any Related Person to exercise any rights of subrogation in respect thereof. No Related Person shall have any right of subrogation to any Senior Creditor, or any right to receive contribution or reimbursement from any other Related Person, on account of this Agreement or any Note.

     Section 11. Representations and Warranties of Related Persons. Borrower and each Related Person hereby represents and warrants to each Senior Creditor that:

     (a) The recitals at the beginning of this Agreement are true and correct in all respects.

     (b) Borrower and each Related Person is duly organized, validly existing and in good standing under the laws of the state of its organization or formation; and Borrower and each Related Person has all requisite power and authority to execute, deliver and perform this Agreement.

     (c) The execution, delivery and performance by Borrower and the Related Persons of this Agreement do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting Borrower or any Related Person or any of its properties, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

     (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body or third party is required for the due execution, delivery and performance by Borrower or any Related Person of this Agreement.

     (e) This Agreement is a legal, valid and binding obligation of Borrower and each Related Person, enforceable against Borrower and each Related Persons in accordance with its terms except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights.

     (f) There is no action, suit or proceeding pending or, to the knowledge of Borrower or Related Persons, threatened against or otherwise affecting Borrower or any Related Person before any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality which may materially and adversely affect Borrower or any Related Person's financial condition or its ability to perform its obligations hereunder.

     Section 12. No Oral Change. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by Borrower, Related Persons and Super Majority Lenders and no waiver of any provision of this Agreement, and no consent to any departure by Borrower or Related Persons therefrom, shall be effective unless it is in writing and signed by Super Majority Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 13. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF
LOUISIANA AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 14. Invalidity of Particular Provisions. If any term or provision of this Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

          Section 15. Headings and References. The headings used herein are for purposes of convenience only and shall not be used in construing the provisions hereof. The words "this Agreement," "this instrument," "herein," "hereof," "hereby" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

          Section 16. Additional Documentation. Borrower and each Related Person agrees to execute any further instruments and to take all other action which may become necessary or appropriate to carry out fully the purposes of this Agreement.

          Section 17. Notices. All notices, requests, consents, demands and other communications to Borrower, any Related Person or to any Senior Creditor which are required or permitted under this Agreement shall be in writing, unless otherwise specifically provided herein, and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to Borrower or any such Related Person at the address listed below and to each Senior Creditor at its address specified under the Subscription Agreement (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of telecopy, upon receipt, or (c) in the case of registered or certified United States mail, three days after deposit in the mail.


Each Related Person's
Address:                       110 Rue Jean Lafitte
                               Lafayette, Louisiana 70508
                               Attention: General Counsel


     Section 18.  Successors and Assigns.    Borrower's and each Related
Person's rights or obligations hereunder may not be assigned or delegated, but this Agreement and such obligations shall pass to and be fully binding upon the successors of Borrower and each Related Person. This Agreement shall apply to and inure to the benefit of each Senior Creditor and its successors or permitted assigns. Without limiting the generality of the immediately preceding sentence, each Senior Creditor may assign or otherwise transfer its rights under this Agreement as provided in the Subscription Agreement.

     Section 19. Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

     Section 20. Notes Control. If any provision of this Agreement shall contradict or otherwise be inconsistent or conflict with any provision of the Notes, the provision of the Notes to the extent of such contradiction, inconsistency or conflict, shall control.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

BORROWER AND RELATED PERSONS:

                            XCL LTD.
                                  By:_________________________
                                  Name:_______________________
                                  Title:______________________


                             XCL-TEXAS, INC.


                                  By:_________________________
                                  Name:_______________________
                                  Title:_______________________




                             XCL-LAND, LTD.


                                  By:____________________________
                                  Name:_________________________
                                  Title:________________________


                             THE EXPLORATION COMPANY OF
                             LOUISIANA, INC.


                                  By:____________________________
                                  Name:_________________________
                                  Title:_________________________


                              XCL-ACQUISITIONS, INC.


                                  By:_____________________________
                                  Name:___________________________
                                  Title:__________________________


                              XCL-CHINA COAL METHANE, LTD.


                                  By:__________________________
                                  Name:_______________________
                                  Title: ________________________



                              XCL-CHINA LUBEOIL, LTD.


                                  By:_____________________________
                                  Name:___________________________
                                  Title:__________________________



                             XCL-CHINA, LTD.


                                  By:_________________________
                                  Name:______________________
                                  Title: